PACE® Select Advisors Trust

November 15, 2023

Supplement to the prospectus relating to Class A and Class Y shares (the "Prospectus"), dated November 28, 2022, as supplemented.

Includes:

•  PACE® Large Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE® Large Co Growth Equity Investments (the "fund") of PACE Select Advisors Trust (the "Trust").

Effective immediately, the Prospectus is hereby revised as follows:

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub- captioned "Performance—Risk/return bar chart and table" beginning on page 43 of the Prospectus is revised by replacing the table titled "Average annual total returns" with the following:

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2021)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	13.55%	21.05%	16.74%
Return after taxes on distributions	7.99	16.36	13.39
Return after taxes on distributions and sale of fund shares	11.66	15.96	13.04
Class Y (2/15/01) Return before taxes	20.40	22.74	17.70
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	27.60	25.32	19.79

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.

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